UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

                October 2, 2007

RED LAKE EXPLORATION, INC.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-52055 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)
10168 Lawson, Richmond, British Columbia, Canada (Address of principal executive offices)		V7E 5M3 (Zip Code)

Registrant’s telephone number, including area code  (604) 961-0301

n/a
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.

Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of an agreement to assign dated September 25, 2007 between Minera Farellón Limitada and Minera Polymet Limitada (the “Assignment Agreement”), Red Lake’s Chilean subsidiary, Minera Polymet Limitada, has agreed to the assignment of all of Minera Farellón Limitada’s interest in an option agreement for certain mining holdings in Chile.

Pursuant to the terms and conditions of the Assignment Agreement Minera Polymet Limitada (“Polymet”) will pay US$250,000 to Minera Farellón Limitada (“Farellón”) for the assignment of all of Farellón’s interest in a contract for the option to purchase mining holdings in Chile (the “Option Agreement”) and will assume all of Farellón’s rights and obligations under the Option Agreement.

The Assignment Agreement will not be effective until the Assignment Agreement has been recorded in the register of the Conservator of Mines at Freirina, Chile.  At that time Polymet will arrange to wire the Assignment Fee to Farellón.  Upon delivery of the Assignment Fee the assignment of the Option Agreement will be effective and Farellón will have the mining holdings transferred and registered in the name of Polymet.

Form 8-K	Red Lake Exploration, Inc.	Page 2

See Exhibit 10.3 – Agreement to assign contract for the option to purchase mining holdings for more details.

The Option Agreement is dated May 4, 2007 and is between CompaZia Minera Romelio Alday Limitada (the “Offering Party”) and Farellón (the “Option Agreement”).  The Offering Party has granted Farellón an option to purchase and has irrevocably offered to sell, cede, and transfer to Farellón certain Chilean mining holdings for the aggregate purchase price of US$1million.  The term of the option to purchase will expire on May 4, 2008.

The Option Agreement covers one mining holding in Chile covering 66 hectares (163 acres).  The mining holdings are known as “Farellón Alto Uno al Ocho” and are located in Sierra Pan de Azucar, Province of Huasco, Commune of Huasco, Third Region of Atacama (the “Claims”).

As a result of the Assignment Agreement and through the terms and conditions of the Option Agreement, Polymet will have the exclusive right to explore the Claims with an option to acquire a 100% interest in the Claims upon the following conditions being fulfilled:

a.

payment of US$50,000 to the Offering Party upon signing the Option Agreement, which has already been paid by Farellón;

b.

payment of an additional US$50,000 to the Offering Party on or before August 2, 2007, which has already been paid by Farellón;

c.

file a public document with the Conservator of Mines declaring its acceptance of the offer from the Offering Party, at which time the Conservator of Mines will register the Claims in the name of Farellón, both of which have already been done;

d.

payment of US$300,000 to the Offering Party on or before May 4, 2008;

e.

beginning on the date that Polymet initiates the exploitation of the Claims, payment of a monthly royalty of 1.5% of the liquid or net sales of minerals extracted from the Claims, with a minimum guaranteed monthly payment of US$1,000.  The monthly royalty payment will continue until Polymet has paid the Offering Party an aggregate US$600,000 in royalty payments; and

f.

prepare and provide the Offering Party with a monthly report to support the monthly royalty payment.

All payments made to the Offering Party are non-refundable.

See Exhibit 10.4 – Contract for the option to purchase mining holdings for more details.

Item 8.01.  Other Events.

On September 26, 2007, Red Lake announced the Assignment Agreement.  A press release regarding the Assignment Agreement was issued on September 26, 2007.  A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Form 8-K	Red Lake Exploration, Inc.	Page 3

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit	Description
10.3	Agreement to assign contract for the option to purchase mining holdings dated September 25, 2007 between Minera Farellón Limitada and Minera Polymet Limitada.	Included
10.4	Contract for the option to purchase mining holdings dated May 2, 2007 between CompaZia Minera Romelio Alday Limitada and Minera Farellón Limitada.	Included
99.1	Press release dated September 26, 2007 announcing the Assignment Agreement.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Red Lake Exploration, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

RED LAKE EXPLORATION, INC.

/s/ John Di Cicco

Dated:  October 2, 2007

By:

John Di Cicco – CEO & President

Form 8-K	Red Lake Exploration, Inc.	Page 4

Exhibit 10.3

Exhibit 10.3

AGREEMENT TO ASSIGN

CONTRACT FOR THE OPTION TO PURCHASE MINING HOLDINGS

THIS AGREEMENT TO ASSIGN dated for reference 25th September 2007 is between Minera Farellón Limitada, a Chilean company with an office at Baldomero Lillo 3260, Vallenar, Huasco, III Region, Chile (“Farellón”), and Minera Polymet Limitada, a Chilean company wholly owned by Red Lake Exploration, Inc., a Nevada corporation with a registered office at 711 South Carson Street, Suite 4, Carson City, Nevada 89701 (“Polymet”).

Whereas Farellón has a contract for the option to purchase  mining holdings in Chile from Compañía Minera Romelio Alday dated 4th May 2007, an English translation of which is attached as exhibit A (the “Purchase Agreement”), and has agreed to assign it to Polymet, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree that:

1.

Farellón will irrevocably assign the Purchase Agreement to Polymet for 250,000 USD and Polymet will accept the assignment and assume all of Farellón’s rights and obligations under the Purchase Agreement.

2.

Polymet will pay 250,000 USD to Farellón when the terms of this agreement have been incorporated into a Chilean agreement and recorded in the register of the Conservator of Mines at Freirina, Chile, with the effective date of the assignment of the Purchase Agreement being the date of the recording in the register at Freirina.  Farellón will give Polymet wire instructions and Polymet will wire the funds as instructed.

3.

The parties will use their best efforts to ensure that the Chilean agreement is finalized and recorded as soon as reasonably possible.

4.

Farellón represents and warrants to Polymet that:

a.

It is duly formed under the laws of Chile and has the authority and right to assign the Purchase Agreement.

b.

It has made all of the payments required and fulfilled all other obligations under the Purchase Agreement to the date of this agreement.

c.

It has not assigned any interest in the Purchase Agreement to any other party.

d.

The Purchase Agreement is in good standing and free of any claims or potential claims from third parties as of the date of this agreement.

5.

Polymet represents and warrants that it is duly formed under the laws of Chile and has the authority to make this agreement.

6.

Time is of the essence of this agreement.

7.

If either party must perform under this agreement on a day that is not a business day in Chile, then the party must perform on the next business day in Chile.

8.

Any notice that must be given under this agreement must be in writing and delivered by hand or overnight courier to the party at the address given for the party on page 1or transmitted by fax or email to the fax number or email address that the parties will give each other.  Notice is deemed to have been received when it is delivered or transmitted if it is delivered or transmitted during normal business hours in Chile and on the next business day if it is delivered or transmitted outside of normal business hours.

9.

This agreement is the entire agreement between the parties and its terms may be waived or amended only in writing.

Agreement to Assign	2 / 2
25th September 2007

10.

This agreement does not create a partnership or joint venture or any other kind of business association between the parties and neither party has the power to bind the other in any way.

11.

Polymet may not assign its interest in this agreement without Farellón’s written consent.

12.

This agreement is binding on the parties and upon their respective successors and assigns.

13.

This agreement must be construed in accordance with the laws of Chile on the same terms as provided in the Purchase Agreement.

14.

No finding by a court of competent jurisdiction that any provision of this agreement is invalid, illegal, or otherwise unenforceable operates to impair or affect the remaining provisions which remain effective and enforceable.

15.

This agreement may be signed in counterparts and delivered to the parties by any means; and the counterparts together are deemed to be one original document.

THE PARTIES’ SIGNATURES below are evidence of their agreement.

Minera Farellón Limitada /s/ Kevin Robert Mitchell _______________________________________ Kevin Robert Mitchell	Minera Polymet Limitada /s/ John Di Cicco _______________________________________ John Di Cicco

Form 8-K	Red Lake Exploration, Inc.	Page 5

Exhibit 10.4

Exhibit 10.4

NOTARY

Ricardo Olivares Pizarro

A. Prat No. 960 – Locale 14 – Fax Phone (51) 610121

E-mail: notariaolivares@terra.cl

Vallenar – III Region

Digest No. 505

YOR//

Seal: Notary Public, Ricardo Olivares Pizarro, Vallenar - Signature

CONTRACT FOR THE OPTION TO PURCHASE MINING HOLDINGS

COMPAÑIA MINERA ROMELIO ALDAY LIMITADA

TO

MINERA FARELLON LIMITADA

- - - - - - - - - - - - - - - - - - - - - -

In Vallenar, Republic of Chile, on the fourth of May of two thousand and seven, before me, RICARDO OLIVARES PIZARRO, Attorney, Public Notary and Conservator of Commerce and Mines, Titleholder, with an office at Calle Prat No. nine hundred and sixty, locale fourteen, appeared: Ms. INES CECILIA ALDAY ARAYA, Chilean, single, businesswoman, National I.D. No. six million sixty-one thousand five hundred and fifty-six dash K. As verified, she is representing the company, COMPAÑIA MINERA ROMELIO ALDAY LIMITADA, a Chilean company engaged in what is indicated in the company name, I.D. No. seventy-eight million eight hundred and seventy-six thousand one hundred and sixty dash zero, constituted through a public document dated the twenty-first of June of nineteen ninety-six, granted before the Notary of Quilpue, Mr. Carlos Montenegro Torres. An extract of the document was published in the Official Gazette on the twenty-third of July of nineteen ninety-six and registered on the back of Page fifty-one, No. twenty-nine, of the Registry of Commerce of Vallenar, corresponding to the year nineteen ninety-six. Both have the address Calle Arturo Prat No. one thousand and fifty-nine, Commune of Vallenar, hereafter also known as the “Offering Party”; and Mr. KEVIN ROBERT MITCHELL, Canadian, married, miner, I.D. Document for Foreigners No. fourteen million four hundred and ninety-eight thousand nine hundred and seventeen dash one. He is representing the company, MINERA FARELLON LIMITADA, a company engaged in what is indicated in the company name, Sole Taxation List No. seventy-six million eight hundred and fourteen thousand one hundred and seventy dash three, constituted through a public document dated the twenty-second of February of two thousand and seven, granted before the Notary of Vallenar, Mr. Ricardo Olivares Pizarro. It was registered on Page twenty-two, No. seventeen, of the Registry of Commerce of the Conservator of Commerce of the city of Vallenar, and an extract of the document was published in the Official Gazette on the twenty-second of March of this year. Both have the address, Baldomero Lilio No. three thousand two hundred and seventy, and hereafter are known as “Minera Farellon”. The persons appearing are of legal age and verified their identity with the above-mentioned I.D. Documents and stated: That in virtue of this document, they have come to execute the following contract for the option to purchase mining holdings, in agreement with what is stipulated in Articles one hundred and sixty-nine and the others that are applicable of the Mining Code. FIRST ARTICLE: Individualization of the Holdings: The company, Compañia Minera Romelio Alday Limitada, is the owner of the mining holdings called “Farellon Alto Uno al Ocho” or “Farellon I/VIII, National List No. zero three three zero three dash zero one five six dash two, hereafter also and indistinctly known as the “holdings”, located in Sierra Pan de Azucar, Province of Huasco, Commune of Huasco, Third Region of Atacama. They are registered under the company name on Page eleven, No. ten, of the year nineteen ninety-seven of the Registry of Mining Property of the Conservator of Mines of Freirina. The measurement document is registered on Page one, No. one, of the Registry of Mining Property of the Conservator of Mines of Freirina for the year nineteen forty-three. SECOND ARTICLE: One. Option Offer: In virtue of this document, the Offering Party grants to Minera Farellon the option to purchase and irrevocably offers to sell, cede and transfer to Minera Farellon the mining holdings detailed in the First Article of this document. Two. Purchase/Sale Offered: The price of the purchase/sale offered is the amount in pesos, national currency, equivalent to nine hundred thousand dollars of the United States of America. The mining holdings and the minerals that they contain shall be sold and transferred with all of their uses, rights, customs and easements, free from all encumbrances, prohibitions, resolutory conditions, embargos or pending litigation, as well as any other impediment whatsoever that could affect their free use, enjoyment and disposition: free from all superposition, and with their mining patents totally paid. The vendor or Offering Party is responsible for the eviction according to the Law. Three. Option Term: The term of the option, within which Minera Farellon shall be able to freely accept or refuse the purchase/sale offer of the holdings, shall expire the fourth of May of two thousand and eight. Fourth: Option Price: The price of the option indicated in this document is the sum in pesos, national currency, equivalent to one hundred thousand dollars of the United States of America, which shall be paid under the terms that are indicated in the Fourth Article of this document. THIRD ARTICLE: Mr. Kevin Robert Mitchell, as the representative of Minera Farellon Limitada, accepts the stipulations of this contract for the company that he is representing under the terms of Article one hundred and sixty-nine and the others that are applicable of the Mining Code, in virtue of the fact that the Third Clause grants Minera Farellon the power to accept or reject the offer made by the Offering Party. Therefore, Minera Farellon shall be able, at any time whatsoever counted from the date of this document and up to the expiration of the term indicated in No. Three of the Second Article of this document, to decide to accept the purchase/sale of the mining holdings under the terms indicated in this contract. FOURTH ARTICLE. Option Payment: The price of the option contract that is indicated in this document is the amount of one hundred thousand dollars of the United States of America, payable in pesos, national currency, in the following amounts and times: /a/ the amount of fifty thousand dollars, equivalent on this date to the sum of twenty-six million one hundred and seventy-seven thousand pesos national currency that Minera Farellon pays in this legal action in cash, with the Offering Party declaring that the company has received this amount to its entire satisfaction: /b/ the amount in pesos national currency equivalent to the sum of fifty thousand dollars of the United States of America, which shall be paid on the second of August of this year. If Minera Farellon decides to not accept the purchase/sale offer indicated in this document before the term indicated in letter /b/ above, the obligation regarding making the payment of the second quota of fifty thousand dollars of the United States of America indicated in letter /b/ above shall immediately cease, without prejudice to what is stipulated below in this document. FIFTH ARTICLE. Acceptance of the Offer: If Minera Farellon decides to accept the offer within the term agreed on to do so, the company shall state the desire to do so through a public document declaring that it wishes to accept the offer. The corresponding Conservator of Mines, after seeing a copy of this document and a copy of the document showing the acceptance by Minera Farellon, shall register the mining holdings indicated in the acceptance document in the name of the purchaser, in other words, Minera Farellon Limitada. All of this is in virtue of what is stipulated in the final section of Article one hundred and sixty-nine of the Mining Code according to which, when it has to do with an option contract for the purchase of rights specifically regulated by said Code, it shall be sufficient to have the sole acceptance of the irrevocable offer for the purchase/sale offered to be perfected. The sole requirement is that the offer as well as the acceptance must be verified in a public document. SIXTH ARTICLE. Payment of Purchase/Sale Price: The price of the purchase/sale indicated in this document is the amount of nine hundred thousand dollars of the United States of America, payable, if the purchase option indicated in this document is exercised in one part that is called the “Fixed Part” and in another part that is called the “Variable Part”: /a/ Fixed Part: The Fixed Part of the price of the purchase/sale is the sum in pesos equivalent to three hundred thousand dollars of the United States of America, that Minera Farellon shall pay to Compañia Minera Romelio Alday Limitada no later than the fourth of May of two thousand and eight. In the event that Minera Farellon does not make the payment indicated above, through this sole action it shall be understood that this contract is terminated and all of the obligations between the parties shall cease: and /b/ Variable Part: The Variable Part of the purchase/sale price is the amount in pesos national currency equivalent to the sum of six hundred thousand dollars of the United States of America, which shall be paid, if the purchase option indicated in this document is exercised and once Minera Farrellon initiates the exploitation of the holdings, through a monthly payment continuing until the above-mentioned amount of six hundred thousand dollars is paid, from a commission or royalty – hereafter the “Royalties” – of one point five percent of the amount corresponding to the liquid or net sales of minerals that are extracted from the holding and are paid by the

National Mining Company, hereafter and indistinctly known as “Enami” or by any other purchaser whatsoever. The payment and liquidation of the Royalties shall be paid monthly and within the ten days following the date on which Enami or another purchaser has made the respective payment. Through this legal action, the parties agree on a minimum guaranteed monthly payment equivalent to one thousand dollars of the United States of America, starting from the date on which, having exercised the option, Minera Farellon initiates the exploitation of the holdings. For this purpose, Mineral Farellon shall prepare a monthly report for the payment of the Royalties with sufficient information to determine the amount, which shall be given to the representative of Compañia Minera Romelio Alday Limitada, together with the amount corresponding to the Royalties. If Compañia Minera Romelio Alday Limitada does not make any observations regarding the payment within the seven days following the delivery of the payment by Minera Farellon, it shall be understood that final and total approval has been given regarding said liquidation and the corresponding payment. Included in the data that is to be provided by Minera Farellon shall be the invoices for the sales made to Enami or another purchaser, together with the respective report regarding the shipment. In the case where Compañia Minera Romelio Alday Limitada makes observations regarding said documents, they could require authorization from Minera Farellon to agree to the information reported regarding them, having to give due notification in advance. At any time whatsoever, and while the amounts indicated in letter /b/ above have still not been totally paid, Minera Farellon shall be able to terminate the payment of the Royalties indicated above. To do so, the company shall have to pay Compañia Minera Romelio Alday Limitada the difference that exists between the amount really paid to said date against the Royalties and what still has to be paid to complete the six hundred thousand dollars indicated in letter /b/ above. SEVENTH ARTICLE. Irrevocability: This contract shall have the nature of a contract for the option to purchase mining holdings indicated in Article one hundred and seventy-nine of the Mining Code, and therefore, it shall be sufficient to have the sole acceptance of MINERA FARELLON LIMITADA, at any time whatsoever, of the irrevocable offer that is prepared in this legal action, for the purchase/sale to be perfected. Nevertheless, if the term of effectiveness of the option has expired, and Minera Farellon has not accepted the offer of the sale of the holdings that are referred to in this document, it shall be understood that Minera Farellon has decided not to exercise the option that is granted in this document. If any of the quotas of the price of the option is not paid within the term indicated in the Second Article of this document, the Offering Party shall be able to require the cancellation of the registrations that may have been made in virtue of this contract in relation to the mining holdings indicated. EIGHTH ARTICLE. Authorizations: Compañia Minera Romelio Alday Limitada irrevocably authorizes Minera Farellon, while the term for exercising the option that is granted herein is pending, to be able to carry out on the mining holdings detailed in this document the explorations, examinations, prospecting and exploitations, being able to carry out all of the works and projects with the express declaration that Minera Farellon shall be able to exercise all of the active easements that benefit said holdings and that, in addition, they shall also be able to make use of the minerals that are extracted because of their works. Minera Farellon shall be exclusively responsible for the mining works of exploration and exploitation that it carries out on the holdings, as well as the effects that are forthcoming from said works, duly fulfilling all of the legal dispositions that are applicable in this regard. NINTH ARTICLE. No Restitution: If Minera Farellon decides to not accept the offer that is being made regarding the mining holdings referred to in this document, the obligation regarding the payment of any type whatsoever according to what is indicated in the Fourth Article shall cease immediately, but the Offering Party shall not have the obligation of returning the payments corresponding to the price of the option that may have already been received. These shall be retained as the sole and exclusive indemnity for damages of any type whatsoever, in kind or in amount, that could have been caused by the fact of having been impeded from exploring and exploiting, as well as from negotiating these holdings with third parties during the life of the option, or caused by the decision of Minera Farellon to not accept the offer or derived from any other causes or reasons related to the contract contained in this document. TENTH ARTICLE. Withdrawal: At any time whatsoever, Minera Farellon shall be able to make a declaration through a public document, which shall be noted in the margin of the original version of this document, expressing the decision to not accept the offer that is being made in this document and, from the date of this marginal notation, all of the obligations contracted in virtue of this document shall cease for Minera Farellon, of any type whatsoever, particularly the obligations regarding making the payments that are referred to in the Fourth Article of this document. In the case of withdrawal, Minera Farellon shall provide for the Offering Party, without any cost whatsoever, all of the information that may have been obtained from the exploration that may have been made on the holdings. This information shall include the reports that contain the complete or partial results from the studies – if any were done – geological, geochemical, metallurgical, and hydrological, soundings, geophysical plans and reports and all of the interpretive information obtained from the works of exploration and exploitation carried out. None of what is indicated in this article may be interpreted as Minera Farellon having the obligations to carry out studies or write reports, whatever the nature of these may be. ELEVENTH ARTICLE. Maintenance of Holdings: The Offering Party shall have to adopt, at its own exclusive cost, all of the judicial and extrajudicial measures that may be necessary to duly keep constituted and in effect the rights emanating from the mining holdings detailed in this document and to defend these rights and minerals that the holdings contain from any pretensions of third parties. Without prejudice to what is stipulated above, Minera Farellon Limitada shall reimburse the Offering Party for all of the amounts paid for the concept of the payment of mining patents that support the holdings object of this option, which were duly incurred during the life of the option. TWELFTH ARTICLE. Prohibitions and Restrictions: One: The Offering Party promises to not sell, encumber, transfer, promise to sell, mortgage, grant an option or execute documents or contracts of any type whatsoever regarding the mining holdings that are referred to in this document, regarding the mining rights that originate from them or regarding the minerals that they contain, while the term for Minera Farellon to exercise the respective option is in effect. If in spite of the above prohibitions, any other document is executed or any contract whatsoever is executed that limits or affects, or could limit or affect the holding, possession or ownership of the holdings or the minerals that they contain, the document or contract is resolved ipso facto once Minera Farellon accepts the irrevocable offer that is being made in this document. All of this is in agreement with Article one hundred and sixty-nine of the Mining Code, without prejudice to the other rights that emanate from this contract and the law for Minera Farellon. Two: Compañia Minera Romelio Alday Limitada promises to maintain strict confidentiality regarding all of the information, technical data that could be used in the exploration, exploitation and know-how, as well as all of the other information related to the works that Minera Farellon or its contractors develop on the mining holdings. Three: Without prejudice to what is stipulated in No. One of this Article, Compañia Minera Romelio Alday Limitada promises, during the life of the option that is indicated in this document, to not present new petitions or manifestation, or constitute new concessions for exploration and/or exploitation in the are made up of the mining holdings detailed in the First Clause of this document, without prior written consent from Minera Farellon. Fourth: Compañia Minera Romelio Alday Limitada shall not be able to totally or partially cede or transfer the rights and authorizations that are indicated in this contract, without prior written consent from Minera Farellon. THIRTEENTH ARTICLE. Rate of Exchange: The amounts of money in this document that are expressed in dollars of the United States of America shall be paid in pesos, national currency, at the rate of exchange called the “observed dollar” published by the Central Bank of Chile in the Official Gazette, according to No. six of the First Chapter of the Compendium of Norms for International Rates of Exchange. FOURTEENTH ARTICLE. Address: For all legal purposes, the parties establish their address in the city and commune of Santiago. FIFTEENTH ARTICLE. Expenses: Minera Farellon shall pay the expenses for the notary, conservator and others, and the taxes that are originated from the same because of the granting of this option contract. SIXTEENTH ARTICLE. Terms of the Leasing Contract: Through a public document dated the twenty-sixth of July of two thousand and six, granted in the Notary of Vallenar of Mr. Ricardo Olivares Pizarro, Compañia Minera Romelio Alday Limitada, represented by Ms. Ines Cecilia Alday Araya and Mr. Kevin Robert Mitchell, acting for himself, executed a leasing contract regarding the mining holdings referred to in the First Article above. Through this legal action, Ms. Ines Cecilia Alday Araya, according to the representation for which she is appearing, and Mr. Kevin Robert Mitchell, identified in this appearance, who for the purposes of this clause appear before me, have come to terminate the leasing contract indicated above in advance, declaring that nothing is owed under any concept whatsoever and grant the most ample and complete termination regarding the obligations for both parties that emanated from the execution of the same. In virtue of the termination of the leasing contract mentioned in this article, through this legal action Mr. Kevin Robert Mitchell has come to raise this matter and totally cancel all of the encumbrances and prohibitions that were established in his favour in said contract, which were registered on Page twenty, No. five, of the Registry of Mortgages and Encumbrances of the Conservator of Mines of Freirina corresponding to the year two thousand and six; and on Page five, No. three, of the Registry of Prohibitions and Interdictions of the Conservator of Mines of Freirina corresponding to the year two thousand and six. SEVENTEENTH ARTICLE. Power of Attorney: The holder of an authorized copy of this document is empowered to require the registrations, inscriptions and notations that are pertinent in the respective Conservator. EIGHTEENTH ARTICLE. Special Power of Attorney: The vendor and the purchaser grant a Special Power of Attorney to the attorneys Enrique Benitez

Urrutia and Gonzalo Nieto Valdes, both with the address Avenida Isidora Goyenechea three thousand two hundred and fifty, ninth floor, Las Condes, Santiago, so that either one of them may grant all of the complementary documents that may be necessary in order to rectify any error or omission whatsoever existing in the clauses related to the correct individualization of the mining holdings object of this contract, registration of control, method for acquisition, etc., with the sole purpose that the Conservator of Real Estate may make the registrations and annotations that may be forthcoming. The holder of the Power of Attorney is especially empowered to sign all types of applications, declarations, rough drafts, public and private documents that are necessary for the fulfillment of the commitment. The authorization of Ms. Ines Cecilia Alday Araya to represent Compañia Minera Romelio Alday Limitada is verified in the corporate agreement drawn up in a public document dated the twenty-first of June of nineteen ninety-six, granted before the Public Notary of Quilpue, Carlos Montenegro Torres, and registered on the back of Page fifty-one, No. twenty-nine, of the Registry of Commerce of the Conservator of Ramo de Vallenar corresponding to the year nineteen ninety-six. It was amended through a document dated the thirteenth of January of nineteen ninety-seven before the same Notary Public indicated above and through the public document for the Power of Attorney dated the fifth of July of two thousand and six, granted before the Notary Public of San Miguel, with an office in the Commune of San Joaquin, Francisco Javier Leiva Carvajal. The authorization for Mr. Kevin Robert Mitchell to represent Minera Farellon Limitada is verified in the public document for the constitution of said company, dated the twenty-second of February of two thousand and seven, granted before the same Notary. The authorization documents mentioned above are not inserted because they are know to the parties and the Notary that is authorizing. In agreement with the rough draft that was drawn up by the Attorney Enrique Benitez Urrutia. – As verification, after being read, the persons appearing signed. A copy is given. Noted in the Digest under No. 505. I Swear.

Signature

INES CECILIA ALDAY ARAYA

I.D. No. 6061.556-K

Signing for: COMPAÑIA MINERA ROMELIO ALDAY LIMITADA

I.D. No. 78876160-0

Fingerprint

Two Notary Seals and Signatures on the front of each page.

Signature

KEVIN ROBERT MITCHELL

I.D. No. 14 498 917-1

Signing for: MINERA FARELLON LIMITADA

I.D. No. 76814170-3

Fingerprint

Signature

KEVIN ROBERT MITCHELL

I.D. No. 14 498 917-1

Fingerprint

Notary Signature

I sign and seal this copy that is a certified copy faithfully in agreement with the original.

Vallenar – May 8, 2007

Seal: Notary Public, Ricardo Olivares Pizarro, Vallenar - Signature

I CERTIFY: That this page corresponds to the certifications of the Contract for the Option to Purchase Mining Holdings, between Compañia Minera Rogelio Alday Limitada and Minera Farellon Limitada, signed before the Notary Public of Vallenar, Ricardo Olivares Pizarro, on the 4th of May of 2007.

Freirina, 10th of May of 2007.

Seal: Juan Jorge Solis Soto, Notary and Conservator of Real Estate, Commerce, Mines, Titleholder, Freirina - Signature

I CERTIFY: That notation was made that this issue was raised and the term was cancelled in advance for the leasing contract that is referred to in the preceding document, in the margin of the registration of Page 20, No. 5, of the Registry of Mortgages and Encumbrances; and the prohibition on Page 5, No. 3, of the Registry of Prohibitions and Interdictions, both for the year 2006, in this Conservator of Mines. Freirina, 28th of May of 2007

Seal: Juan Jorge Solis Soto, Notary and Conservator of Real Estate, Commerce, Mines, Titleholder, Freirina - Signature

CONTRACT FOR THE OPTION TO PURCHASE MINING HOLDINGS

Noted in the Digest under No. 260 and registered on this date on Page 19, No. 6, of the Registry of Mortgages and Encumbrances of the Conservator of Mines.

Freirina, 10th of May of 2007

Seal: Juan Jorge Solis Soto, Notary and Conservator of Real Estate, Commerce, Mines, Titleholder, Freirina - Signature

PROHIBITION

Noted in the Digest under No. 261 and registered on this date on Page 4, No. 3, of the Registry of Prohibitions and Interdictions of the Conservator of Mines.

Freirina, 10th of May of 2007

Seal: Juan Jorge Solis Soto, Notary and Conservator of Real Estate, Commerce, Mines, Titleholder, Freirina - Signature

Form 8-K	Red Lake Exploration, Inc.	Page 6

Exhibit 99.1

Exhibit 99.1

Red Lake Exploration, Inc. announces the option to purchase Mina Farellon, a mineral property located in III Region, Chile.

VANCOUVER, BC – (Marketwire – September 26, 2007)

Red Lake Exploration, Inc. (OTCBB: RLKX) is pleased to announce that it has signed an agreement to acquire the Mina Farellon mineral property through an option assigned to its Chilean subsidiary, Minera Polymet Limitada.

The Farellon property is located in Chile’s III Region in the highly prospective Candelaria Iron Oxide Copper Gold (IOCG) Belt, home of the Phelps Dodge Candelaria Mine.  The Candelaria copper mine has been in production since 1993 and has reported proven reserves of 283 million tonnes grading 0.64% copper.    Recent surface sampling on the Farellon property has returned values of up to 6.7% Cu, and ICP analysis of surface samples indicates mineralogy assemblages consistent with classic IOCG deposits.   Historic drilling on the property has intersected sulphide and oxide mineralization to a depth of 150 metres and outlined a 1.7 kilometre strike length.  Significant intersections included:

9m

3.72 g/T Au

2.49% Cu

0.06% Co

3m

4.17 g/T Au

5.29% Cu

0.11% Co

10m

1.53 g/T Au

1.31% Cu

0.04% Co

20m

0.97 g/T Au

1.22% Cu

0.02% Co

The Farellon property is a forty-five minute drive from Vallenar, a city with a population of approximately 40,000 people, and forty kilometers from the Pan American Highway.

To complete its acquisition, Red Lake must pay $250,000 when the agreement is formalized in Chile and recorded in the register of mines, $300,000 in May, 2008, and a monthly royalty equal to the greater of $1,000 and 1.5% of net smelter returns to a maximum of $600,000, all in US dollars.

Red Lake president, John Di Cicco, stated, “The company is very excited about the purchase of Farellon and expanding its operations into Chile.”

About Red Lake Exploration, Inc.

Red Lake Exploration, Inc. is engaged in the acquisition, exploration and development of natural resource properties in Canada and Chile with headquarters in Richmond, Canada.

Contacts:

Red Lake Exploration, Inc.

/s/ John Di Cicco

John Di Cicco

President

Telephone (604) 961-0301